Harbor Capital Appreciation Fund Summary Prospectus — March 1, 2012	Institutional Class HACAX Administrative Class HRCAX Investor Class HCAIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2012, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class	Investor Class
Management Fees[1]	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses[2]	0.08%	0.08%	0.20%
Total Annual Fund Operating Expenses[2]	0.68%	0.93%	1.05%
Fee Waiver[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver[1,2]	0.67%	0.92%	1.04%
[1]	The Adviser has contractually agreed to reduce the management fee to 0.58% on assets between $5 billion and $10 billion and to 0.57% on assets over $10 billion through February 28, 2013.
[2]	Other Expenses, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver have been restated to reflect current fees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional	$68	$217	$378	$846
Administrative	$94	$295	$514	$1,142
Investor	$106	$333	$578	$1,282

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was 53%.

Principal Investment Strategy

Principal Style Characteristics: Mid to large cap growth stocks

The Fund invests primarily in equity securities, principally common and preferred stocks, of U.S. companies with market capitalizations of at least $1 billion at the time of purchase and that the Subadviser considers to have above average prospects for growth.

The Subadviser uses a bottom-up approach, researching and evaluating individual companies, to manage the Fund’s portfolio. This research includes visits to companies and discussions with company management.

In selecting stocks for the Fund’s portfolio, the Subadviser looks for companies that it believes have the following financial characteristics:

•	Superior absolute and relative earnings growth

•	Superior sales growth, improving sales momentum and high levels of unit growth

•	High or improving profitability

•	Strong balance sheets

In addition, the Subadviser looks for companies that have actually achieved or exceeded expected earnings results and, in the opinion of the Subadviser, are attractively valued relative to their growth prospects.

The Subadviser focuses on stocks of companies that it believes have distinct attributes such as:

•	Strong market position with a defensible franchise

•	Unique marketing competence

•	Strong research and development leading to superior new product flow

•	Capable and disciplined management

The Subadviser prefers companies that are in the early stages of demonstrating the above financial and other characteristics.

The stocks of mid and large cap companies in the Fund’s portfolio are those the Subadviser expects to maintain or achieve above average earnings growth. The Fund may invest up to 20% of its total assets in the securities of foreign issuers, including issuers located or doing business in emerging markets.

Principal Risks

There is no guarantee that the investment objective of the Fund will be achieved. An investment in the Fund is not a

Summary Prospectus

HARBOR CAPITAL APPRECIATION FUND

bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Market risk: The individual stocks in which the Fund has invested or overall stock markets in which they trade may decline in value. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular company’s stock.

Growth style risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to sometimes underperform other equity funds that use different investing styles.

Selection risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular company’s stock may be incorrect.

Large cap risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.

Mid cap risk: The Fund’s performance may be more volatile because it invests in mid cap stocks. Mid cap companies may have limited product lines, market and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.

Foreign securities risk: Prices of the Fund’s foreign securities holdings may go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or the more limited availability of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar may reduce the unhedged value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks and potential rewards of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at www.harborfunds.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

The Fund’s best and worst calendar quarters during this time period were:

	Total Return	Quarter/Year
Best Quarter	15.24%	2nd/2009
Worst Quarter	-20.75%	4th/2008

Average Annual Total Returns — As of December 31, 2011

	One Year	Five Years	Ten Years	Life of Fund
Institutional Class (inception date 12-29-1987)
Before Taxes	0.61%	2.37%	2.63%	10.38%
After Taxes on Distributions	0.59%	2.32%	2.58%	N/A
After Taxes on Distributions and Sale of Fund Shares	0.42%	2.02%	2.26%	N/A
Administrative Class (inception date 11-01-2002)
Before Taxes	0.33%	2.11%	N/A	6.39%
Investor Class (inception date 11-01-2002)
Before Taxes	0.22%	1.99%	N/A	6.21%
Comparative Indices (life of fund return from 12-29-1987) (reflects no deduction for fees, expenses or taxes)
Russell 1000® Growth	2.64%	2.50%	2.60%	8.86%
S&P 500	2.11%	-0.25%	2.92%	9.45%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax exempt shareholders or shareholders who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only. After-tax returns for the Administrative and Investor Class shares will vary.

Summary Prospectus

HARBOR CAPITAL APPRECIATION FUND

Portfolio Management

Investment Adviser

Harbor Capital Advisors, Inc.

Subadviser

Jennison Associates LLC has subadvised the Fund since 1990.

Portfolio Manager

Spiros Segalas Jennison Associates LLC

Mr. Segalas is a Director, the Chief Investment Officer, President and a founding member of Jennison Associates and has managed the Fund since 1990.

Buying and Selling Fund Shares

Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.

By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
Visiting Our Website	www.harborfunds.com

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Type of Account	Institutional Class	Administrative Class*	Investor Class
Regular	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$50,000	N/A	$1,000
*	Limited only to eligible retirement plans and financial intermediaries. There is no minimum investment for qualified retirement plans and Section 457 plans.

Tax Information

Distributions you receive from the fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Funds.

Summary Prospectus
March 1, 2012

Harbor Capital Appreciation Fund

Institutional Class	Administrative Class	Investor Class
HACAX	HRCAX	HCAIX

FD.P.12.CA.0312

Harbor Funds
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302

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